UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2016

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets
Item 3.03 Material Modification to Rights of Security Holders
On September 13, 2016, Aspen Insurance Holdings Limited (the “Company”) issued 10,000,000 of its newly designated 5.625% Perpetual Non-Cumulative Preference Shares, par value $0.15144558 per share and a liquidation preference of $25 per share (representing $250,000,000 in aggregate liquidation preference) (the “Preference Shares”). Dividends on the Preference Shares will be payable on a non-cumulative basis only when, as and if declared by the Company's Board of Directors, quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2017, at a rate equal to 5.625% of the liquidation preference per annum (equivalent to $0.3516 per Preference Share for a full dividend period and $0.3945 per Preference Share for the initial dividend period). The Preference Shares were sold pursuant to an effective shelf registration statement (File No. 333-212898) (the “Registration Statement”).
Pursuant to the Certificate of Designation of the Preference Shares (the “Certificate of Designation”), the Preference Shares rank senior to the Company’s ordinary shares and equally with the Company’s 7.401% Perpetual Non-Cumulative Preference Shares, the Company’s 7.250% Perpetual Non-Cumulative Preference Shares and the Company’s 5.95% Fixed to Floating Rate Perpetual Non-Cumulative Preference Shares as to the payment of dividends and distributions of assets upon the Company’s liquidation, dissolution or winding up.
Subject to certain exceptions, the terms of the Preference Shares (as set forth in the Certificate of Designation) limit the Company’s ability to pay dividends on, and to repurchase, stock ranking junior to or on parity with the Preference Shares in the event the Company fails to declare and pay (or declare and set aside for payment) full dividends on the Preference Shares and parity stock for the latest completed dividend period.
The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein. The form of share certificate for any Preference Shares that may be issued in certificated form is attached hereto as Exhibit 4.1 and is incorporated by reference herein.
A legal opinion relating to the validity of the Preference Shares is attached hereto as Exhibit 5.1.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following exhibits are filed as part of this report and are incorporated by reference into the Registration Statement:
3.1    Certificate of Designation of 5.625% Perpetual Non-Cumulative Preference Shares

4.1	Form of stock certificate evidencing the 5.625% Perpetual Non-Cumulative Preference Shares

5.1	Opinion of Appleby (Bermuda) Limited

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Appleby (Bermuda) Limited (included as part of Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: September 20, 2016	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer